Summary of Significant Accounting Policies - Adjustment of Transactions Revenue (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Revenue Recognition [Abstract]
Gross Service Revenues	$ 224,460	$ 173,784	$ 157,591
Total Contractual Adjustments and Discounts	(137,391)	(107,317)	(97,724)
Net Service Revenues	$ 87,069	$ 66,467	$ 59,867